Acqusitions of Trust and Investment Companies and Trust and Investment Management Accounts	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Acqusitions of Trust and Investment Companies and Trust and Investment Management Accounts

(2) Acquisitions of Trust and Investment Companies and Trust and Investment Management Accounts

On November 30, 2011, the Company acquired a majority interest in WBI OBS Financial, LLC (WBI), a company formed to concurrently acquire OBS Holdings, Inc. (OBS). OBS, an Ohio-based company, provides investment sub-advisory services to the Bank and several other financial institutions, primarily community banks and credit unions, and has approximately $900 million in managed assets. Under the terms of WBI's acquisition, it will pay the seller a total of $7 million, consisting of a $2.5 million payment on May 31, 2012, a $3.5 million payment on May 31, 2014, and $1 million cumulative quarterly non-maturity payments contingent upon net revenue improvements at OBS, all of which is included in Accrued interest Payable and Other Liabilities at December 31, 2011. Under the terms of the Company's purchase of WBI, in exchange for a 65% ownership interest, the Company paid WBI $2.3 million on November 30, 2011, and will pay an additional $0.3 million in November 2012. Additionally, the company will fund the $2.5 million payment due May 31, 2012. The remaining payment obligations of WBI will be shared pro-rata with other WBI investors. WBI investors have agreed to allocate up to 15% of the ownership structure to employees of OBS, subject to certain conditions. As of December 31, 2011, no interests have been allocated.

The results of WBI's consolidated operations are included in our Consolidated Statements of Income from the date of acquisition. Since acquisition, WBI reported an approximate $1.1 million loss, which was a result of merger-related legal and advisory expenses. As of December 31, 2011, the Company had not completed its comprehensive analysis of the fair value of assets acquired and liabilities assumed. The Company expects to complete this analysis in 2012. As of December 31, 2011, the Company's estimates, as recorded in the financial statements, follow (dollars in thousands):

Consideration paid:
Cash paid and to be paid to WBI	$2,500
Cash to be paid by WBI	7,000
Fair value of non-contolling interest	1,750
Total consideration	$11,250

Estimated recognized amounts of identifiable assets acquired:
Cash and equivalents	$2,525
Premises and equipment	61
Other assets	7,867
Customer list intangible	2,250
Due to seller	(7,000)
Accrued expenses	(545)
Deferred tax liability	(900)
Total identifiable net assets	4,258

Goodwill:	$6,992

We preliminarily estimated the customer list intangible by using a market multiple of revenues. This estimate is subject to revision when the Company finalizes its fair valuation in 2012.

Actual consolidated financial information since the date of acquisition is included in the Segment footnote. The following table presents consolidated, unaudited pro-forma information as if the acquisition had occurred on January 1, 2010. The proforma information does not necessarily reflect the results of operations that would have occurred had the Company completed the acquisition at the beginning of 2010, since the results do not include possible cost savings, revenue improvements, or other investments that a new owner might have made.

Unaudited Pro-forma year end information

	2011	2010

Net interest income after provision for loan loss	$57,698	54,991
Other income	31,179	28,316
Intangible amortization expense	(2,167)	(1,756)
Merger-related expenses	-	(1,122)
All other expenses	(70,316)	(65,633)
Non-controlling interest	360	608
Net income attributable to CNC	$16,754	15,404

Pro-forma earnings per share
Basic	$8.87	8.16
Diluted	$8.71	8.03

On September 29, 2006, the Bank acquired investment management accounts from another bank and assumed the successor trustee role for personal trusts. The market value of the underlying assets was approximately $66.6 million and was added to existing assets under administration. In connection with the acquisition, the Company recorded, at cost, a customer list intangible asset of approximately $1.4 million. The asset is being amortized on an accelerated basis over fifteen years. As a result of the Company's annual fair value estimation in 2011, an additional $50,000 amortization expense over expected amortization was recorded to reflect customer account attrition in excess of original estimates.

On January 2, 2008, the Company completed its acquisition of 100% of the voting shares of Genesee Valley Trust Company (GVT), a Rochester-based New York State chartered trust company. The acquisition of GVT provided the Company with additional trust and investment services income. The total cash purchase price approximated $18.8 million. A payment of $13.1 million was made at closing, and subsequent payments of $4.1 million, $1.3 million, and $0.3 million were made each January 2009, 2010, and 2011, respectively. The acquisition resulted in the recording of certain intangible assets (customer list: $6.9 million; trade name: $0.1 million) and goodwill, all of which totaled $8.8 million and substantially all of which will be deductible for income tax purposes. In addition, a non-interest bearing note payable totaling $5.5 million was recorded along with a discount on the note of $0.5 million. The customer list intangible is being amortized on an accelerated basis over fifteen years, the trade name was amortized over three years. The note discount was amortized over three years to interest expense. As a result of the Company's annual fair value estimation in 2011, an additional $250,000 amortization expense over expected amortization was recorded to reflect customer account attrition in excess of original estimates.

On December 31, 2008, the Bank acquired from an investment management company, investment management accounts and assumed the successor trustee role for personal trusts. The market value of the underlying assets was approximately $42.6 million and was added to existing assets under administration. An initial payment of $0.3 million was made at closing with subsequent payments of $0.2 million in December 2009 and $0.2 million in December 2010. The acquisition resulted in the recording of a customer list intangible asset of $0.7 million, substantially all of which will be deductible for income tax purposes. The Company also recorded a non-interest bearing note totaling $0.3 million, which was paid as of December 31, 2010. The intangible asset is being amortized on an accelerated basis over fifteen years.

Acquisition-related identifiable intangible assets were comprised of the following at December 31, (in thousands):

	2011	2010
Gross carrying amounts
Customer list intangible from 2006	$1,420	1,420
Customer list intangible from GVT	6,870	6,870
Trade name from GVT	100	100
Customer list intangible from investment company	665	665
Estimated customer list intangible from OBS	2,250	-
Total	11,305	9,055
Less accumulated amortization	(4,518)	(3,331)

Intangible asset – net	$6,787	5,724

Amortization expense amounted to $1,187,000, $995,000, and $1,063,000 for the years ended December 31, 2011, 2010, and 2009, respectively. Amortization expense, exclusive of amortization that may result from the WBI acquisition, is projected over the next five years as follows: 2012: $812,000, 2013: $739,000; 2014: $663,000; 2015: $589,000 and 2016: $513,000.